Exhibit 99.1

The Cigna Group Announces President & COO Brian Evanko to Succeed David M. Cordani as Chief Executive Officer

•	Cordani to retire as chief executive officer on July 1, 2026, and will serve as executive chair of The Cigna Group Board of Directors
•	Evanko elected to the company’s Board of Directors
•	Company reaffirms 2026 Financial Outlook

BLOOMFIELD, Conn., Mar. 3, 2026 – The Cigna Group (NYSE: CI) today announced that David M. Cordani will retire as chief executive officer effective July 1, 2026, and become executive chair of The Cigna Group’s Board of Directors. Brian Evanko, current president and chief operating officer, will succeed Cordani as CEO.

Throughout his tenure—including roles as president and chief executive officer of Cigna Healthcare and chief financial officer of The Cigna Group—Evanko has demonstrated visionary leadership and delivered consistently strong performance, while guiding the organization through periods of significant change. He currently oversees the company’s business portfolio across Cigna Healthcare and Evernorth Health Services, driving transformative innovation and accelerating the use of data, technology, and AI to make health care simpler, more personalized, and more affordable.

“Brian is an exceptional leader and the right person to guide The Cigna Group into its next chapter,” said Cordani. “The status quo in health care today is unsustainable. By leading from the front and making meaningful changes, we have delivered sustained impact for customers and strengthened the company strategically, operationally, and financially. Now is the right time to transition leadership to build on our progress and carry our momentum forward.”

“David and Brian have worked together for many years, and under their leadership, The Cigna Group is defining a new era in health care, centered on delivering more personalized and affordable care,” said Eric Wiseman, lead independent director of the Board of Directors. “Brian’s purpose-driven, performance-focused leadership, experience across every dimension of our business, and future-focused approach uniquely position him to be the company’s next CEO.”

“As I assume this role, I am grateful to David for his mentorship and to our Board of Directors for their trust,” Evanko said. “Over my nearly 30 years with the company, I have seen firsthand the strength of our businesses, the talent of our team, and our deep commitment to serving customers and clients. I am excited to build on our strong foundation as we work to further modernize health care, expand our reach, and fuel growth.”

Wiseman continued, “On behalf of the Board, I want to express our gratitude for David’s vision and leadership over nearly 17 years as CEO. During his tenure, David championed programs that improved affordability for customers and clients with differentiated services and capabilities. He strategically expanded and shaped the portfolio – from a traditional insurer, serving 46 million customers and generating $18 billion of annual revenue to a global health company, serving 180 million customer relationships and growing annual revenue to $275 billion. As a result of this transformation, the company’s total shareholder return increased by more than 750%. We are pleased that The Cigna Group will continue to benefit from David’s insights and experience as Executive Chair.”

Cordani and Evanko will work closely during the transition period through July 1, 2026, when Evanko will assume the role of CEO and Cordani will become Executive Chair of the Board.

Cordani concluded, “Leading The Cigna Group has been the privilege of a lifetime. I am especially proud of how our team has worked to build a stronger future—not just for today, but for the next generation. By focusing on the customer, delivering value, and driving positive change, we are making a difference, one person at a time.”

Reaffirmed Financial Outlook

The Company is reaffirming projected full year 2026 consolidated adjusted income from operations of at least $30.25 per share. The Company is also reaffirming 2026 Evernorth pre-tax adjusted income from operations of at least $6.9 billion, and Cigna Healthcare pre-tax adjusted income from operations of at least $4.5 billion.

Disclosures

Adjusted income (loss) from operations is a principal financial measure of profitability used by The Cigna Group’s management because it presents the underlying results of operations of The Cigna Group’s businesses and facilitates analysis of trends in underlying revenue, expenses and shareholders’ net income (loss). Adjusted income (loss) from operations is defined as shareholders’ net income (loss) (or income (loss) before income taxes less pre-tax income (loss) attributable to noncontrolling interests for the segment metric) excluding net investment gains/losses, amortization of acquired intangible assets and special items. The Cigna Group’s share of certain investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting are also excluded. Special items are matters that management believes are not representative of the underlying results of operations due to their nature or size. Adjusted income (loss) from operations is measured on an after-tax basis for consolidated results and on a pre-tax basis for segment results. Consolidated adjusted income (loss) from operations is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders’ net income (loss).

Management is not able to provide a reconciliation of adjusted income from operations to shareholders’ net income (loss) (including on a per share basis) on a forward-looking basis because it is unable to predict, without unreasonable effort, certain components thereof including (i) future net investment results and (ii) future special items. These items are inherently uncertain and depend on various factors, many of which are beyond The Cigna Group’s control. As such, any associated estimate and its impact on shareholders’ net income and total revenues could vary materially.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release and oral statements made with respect to information contained in this press release, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on The Cigna Group's current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning our projected adjusted income from operations outlook for 2026 on a per share basis, and other statements regarding our future beliefs, expectations, plans, intentions, liquidity, cash flows, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “project,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to manage healthcare costs and respond to price competition, inflation and other pressures that could compress our margins or result in premiums that are insufficient to cover the cost of services delivered to our customers; our ability to compete effectively, differentiate our products and services from those of our competitors and adapt to changes in an evolving and rapidly changing industry; our ability to develop and effectively implement products and services to improve the accessibility, affordability and transparency of health care; changes in drug pricing or industry pricing benchmarks; our ability to maintain relationships with one or more key pharmaceutical manufacturers or if payments made or discounts provided decline; changes in the pharmacy provider marketplace or pharmacy networks; the potential for actual claims to exceed our estimates related to expected medical claims; our ability to develop and maintain satisfactory relationships with health care payors, physicians, hospitals, other health service providers and with producers and consultants; potential liability in connection with managing medical practices and operating pharmacies, onsite clinics and other types of medical facilities; uncertainties surrounding participation in government-sponsored programs and providing services to payors who participate in government-sponsored programs; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; compliance with applicable privacy, security and data laws, regulations and standards; the outcome of litigation, regulatory audits and investigations; compliance costs and potential failure of our prevention, detection and control systems; our ability to invest in and properly maintain our information technology and other business systems; our ability to prevent or contain effects of a potential cyberattack or other privacy or data security incident; risks related to our use of artificial intelligence and machine learning; dependence on success of relationships with third parties; risk of significant disruption within our operations or among key suppliers or third parties; political, legal, operational, regulatory, economic and other risks that could affect our multinational operations, including currency exchange rates; risks related to strategic transactions and realization of the expected benefits of such transactions, as well as integration or separation difficulties or underperformance relative to expectations which could lead to an impairment charge; our ability to achieve our strategic and operational initiatives; unfavorable economic and market conditions, the risk of a recession or other economic downturn and resulting impact on employment metrics, stock market or changes in interest rates; risks related to a downgrade in financial strength ratings of our insurance subsidiaries; the impact of our significant indebtedness and the potential for further indebtedness in the future; credit risk related to our reinsurers; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available through the Investor Relations section of www.thecignagroup.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. The Cigna Group undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.